UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________________________
FORM 8-K
______________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 17, 2018
Date of Report (date of earliest event reported)

______________________________________________
Bandwidth Inc.
(Exact name of registrant as specified in its charter)
______________________________________________

Delaware	001-38285	56-2242657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Main Campus Drive Raleigh, NC 27606
(Address of principal executive offices and zip code)
(800) 808-5150
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 17, 2018, the Company held its 2018 Annual Meeting of Stockholders (the “Meeting”). The Company’s stockholders voted on two proposals at the Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 11, 2018. Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on April 4, 2018 (the “Record Date”) and holders of the Company’s Class B common stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A common stock and Class B common stock voted as a single class on all matters. Present at the Meeting in person or by proxy were holders of 3,990,895 shares of Class A common stock and 10,451,009 shares of Class B common stock, together representing a total of 108,500,985 votes, or more than 81.7% of the eligible votes as of the Record Date, and constituting a quorum. The results with respect to each proposal are set forth below:

Proposal 1 — Election of Directors.

The stockholders elected each of the two persons named below as Class I directors to serve until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified. The results of such vote were:

	Votes For	Votes Withheld	Broker Non-Votes
Brian D. Bailey	107,048,888	867,907	584,190
Henry R. Kaestner	106,895,263	1,021,532	584,190

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The results of such vote were:

For	Against	Abstain
108,490,245	8,375	2,365

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDWIDTH INC.

Date:	May 18, 2018	By:	/s/ Jeffrey A. Hoffman
		Name:	Jeffrey A. Hoffman
		Title:	Chief Financial Officer

3